                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:      3/1/2003                                                  CUT-OFF      CLOSING         ORIGINAL
COLLECTION PERIOD ENDING:        3/31/2003                  PURCHASES            UNITS       DATE         DATE        POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:   3/12/2003                  ---------           -------    ---------    ---------    --------------
DISTRIBUTION DATE:               4/14/2003                  INITIAL PURCHASE     57,520    7/31/2002    8/21/2002    879,123,207.32
DAYS OF INTEREST FOR PERIOD:            33                  SUB. PURCHASE #1
DAYS OF COLLECTION PERIOD               31                  SUB. PURCHASE #2
MONTHS SEASONED:                         8                                       ------                              --------------
                                                            TOTAL                57,520                              879,123,207.32
                                                                                 ======                              ==============
I.   ORIGINAL DEAL PARAMETERS
                                                             DOLLAR AMOUNT     # OF CONTRACTS
     Original Portfolio:                                    ---------------    --------------
                                                            $879,123,207.32        57,520

                                                                                          LEGAL FINAL
                                                             DOLLAR AMOUNT      COUPON      MATURITY
                                                            ---------------    --------   -----------
     Original Securities:
        Class A-1 Notes                                     $202,000,000.00    1.72313%    9/12/2003
        Class A-2 Notes                                      231,000,000.00    1.99000%    1/12/2006
        Class A-3 Notes                                      187,000,000.00    2.62000%    2/12/2007
        Class A-4 Notes                                      206,374,000.00    3.24000%    8/12/2009
        Class B Notes                                         52,749,207.32    8.00000%    8/12/2009
                                                            ---------------
           Total                                            $879,123,207.32
                                                            ===============

II.  COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      (1) Beginning of period Aggregate Principal Balance                                                        (1)  758,673,260.34
                                                                                                                      --------------
      (2) Subsequent Receivables Added                                                                           (2)              --
                                                                                                                      --------------
          Monthly Principal Amounts
          (3) Principal Portion of Scheduled Payments Received                       (3)   10,132,384.40
          (4) Principal Portion of Prepayments Received                              (4)    7,542,094.27
          (5) Principal Portion of Liquidated Receivables                            (5)    6,727,806.75
          (6) Aggregate Amount of Cram Down Losses                                   (6)              --
          (7) Other Receivables adjustments                                          (7)              --
                                                                                          --------------
          (8) Total Principal Distributable Amounts                                                              (8)   24,402,285.42
                                                                                                                     ---------------
      (9) End of Period Aggregate Principal Balance                                                              (9)  734,270,974.92
                                                                                                                     ===============
     (10) Pool Factor (Line 9/Original Pool Balance)                                                            (10)        83.5231%
                                                                                                                     ===============
III. COLLECTION PERIOD NOTE BALANCE CALCULATION:


                                           CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4      CLASS B           TOTAL
                                        --------------- -------------- -------------- -------------- -------------- ---------------
     (11) Original Note Balance         $202,000,000.00 231,000,000.00 187,000,000.00 206,374,000.00  52,749,207.32 $879,123,207.32
                                        --------------- -------------- -------------- --------------  ------------- ---------------
     (12) Beginning of period
          Note Balance                    43,258,469.10 231,000,000.00 187,000,000.00 206,374,000.00  40,227,335.19  707,859,804.29
                                        --------------- -------------- -------------- --------------  ------------- ---------------
     (13) Noteholders' Principal
          Distributable Amount            21,474,011.17             --             --             --   6,682,678.15   28,156,689.32

     (14) Class A Noteholders'
          Accelerated Principal Amount               --             --             --             --                             --

     (15) Class A Noteholders'
          Principal Carryover Amount                 --             --             --             --                             --

     (16) Policy Claim Amount                        --             --             --             --                             --
                                        --------------- -------------- -------------- --------------  ------------- ---------------
     (17) End of period Note Balance      21,784,457.93 231,000,000.00 187,000,000.00 206,374,000.00  33,544,657.04  679,703,114.97
                                        =============== ============== ============== ==============  ============= ===============
     (18) Note Pool Factors
          (Line 17/Line 11)                    10.7844%      100.0000%      100.0000%      100.0000%       63.5927%        77.3160%
                                        --------------- -------------- -------------- --------------  ------------- ---------------
     (19) Class A Noteholders' Ending
          Note Balance                   646,158,457.93

     (20) Class B Noteholders' Ending
          Note Balance                    33,544,657.04

     (21) Class A Noteholders' Beginning
          Note Balance                   667,632,469.10

     (22) Class B Noteholders' Beginning
          Note Balance                    40,227,335.19

     (23) Total Noteholders Principal
          Distribution for Collection
          Period                          28,156,689.32

     (24) Total Noteholders Interest
          Distribution for Collection
          Period                           1,685,078.67

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

     (25) Total Monthly Principal Collection Amounts                                                             (25)  24,402,285.42
                                                                                                                      --------------
     (26) Required Pro Forma Class A Note Balance (88% x Line 9)                           (26) 646,158,457.93
     (27) Pro Forma Class A Note Balance (Line 21 - Line 8)                                (27) 643,230,183.68
                                                                                                --------------
     (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                               (28)   2,928,274.25          2,928,274.25
                                                                                                --------------        --------------
     (29) Principal Distribution Amount (Line 25 - Line 28)                                                      (29)  21,474,011.17
                                                                                                                      ==============
V.   RECONCILIATION OF COLLECTION ACCOUNT:

     AVAILABLE FUNDS

     (30) Interest Collections                                                             (30)  10,691,264.36
     (31) Repurchased Loan Proceeds Related to Interest                                    (31)             --
     (32) Principal Collections                                                            (32)  10,132,384.40
     (33) Prepayments in Full                                                              (33)   7,542,094.27
     (34) Prepayments in Full Due to Administrative Repurchases                            (34)             --
     (35) Repurchased Loan Proceeds Related to Principal                                   (35)             --
     (36) Collection of Supplemental Servicing - Extension and Late Fees                   (36)     229,957.81
     (37) Collection of Supplemental Servicing - Repo and Recovery Fees Advanced           (37)             --
     (38) Liquidation Proceeds                                                             (38)   2,203,060.00
     (39) Recoveries from Prior Month Charge-Offs                                          (39)     188,477.62
     (40) Investment Earnings - Collection Account                                         (40)      20,703.46
     (41) Investment Earnings - Spread Account                                             (41)      23,422.09
                                                                                                --------------
     (42) Total Available Funds                                                                                  (42)  31,031,364.01
                                                                                                                      --------------
     DISTRIBUTIONS:

     (43) Base Servicing Fee - to Servicer                                                 (43)   1,422,512.36
     (44) Supplemental Servicing Fee - to Servicer                                         (44)     375,055.22
     (45) Indenture Trustee Fees                                                           (45)         250.00
     (46) Owner Trustee Fees                                                               (46)             --
     (47) Backup Servicer Fees                                                             (47)             --

     NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                        BEGINNING     INTEREST  INTEREST                      CALCULATED
            CLASS     NOTE BALANCE   CARRYOVER    RATE    DAYS   DAYS BASIS    INTEREST
          ---------  --------------  ---------  --------  ----  ------------  ----------
     (48) Class A-1   43,258,469.10     --      1.72313%   33   Act.Days/360   68,328.30   (48)      68,328.30
     (49) Class A-2  231,000,000.00     --      1.99000%   30      30/360     383,075.00   (49)     383,075.00
     (50) Class A-3  187,000,000.00     --      2.62000%   30      30/360     408,283.33   (50)     408,283.33
     (51) Class A-4  206,374,000.00     --      3.24000%   30      30/360     557,209.80   (51)     557,209.80
     (52) Class B     40,227,335.19     --      8.00000%   30      30/360     268,182.23   (52)     268,182.23

     NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT
                                                            MANDATORY
                        PRINCIPAL    PRINCIPAL    EXCESS      NOTE             TOTAL
            CLASS     DISTRIBUTION   CARRYOVER  PRIN. DUE  PREPAYMENT        PRINCIPAL
          ---------   -------------  ---------  ---------  ----------      -------------
     (53) Class A-1   21,474,011.17     --          --        --       --  21,474,011.17   (53)  21,474,011.17
     (54) Class A-2            --       --          --        --       --             --   (54)             --
     (55) Class A-3            --       --          --        --       --             --   (55)             --
     (56) Class A-4            --       --          --        --       --             --   (56)             --
     (57) Class B              --       --          --        --       --             --   (57)             --
     (58) Insurer Premiums - to AMBAC                                                      (58)     123,847.00
                                                                                                --------------
     (59) Total Distributions                                                                                    (59)  25,080,754.42
     (60) Excess Available Funds (or Premium Claim Amount)                                                       (60)   5,950,609.59
     (61) Deposit to Spread Account to Increase to Required Level                                                (61)             --
     (62) Amount available for Noteholders' Accelerated Principle Amount                                         (62)             --
     (63) Amount available for Deposit into the Note Distribution Account                                        (63)   5,950,609.59
                                                                                                                      --------------
VI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
     (64) Excess Available Funds After Amount to Increase Spread to Required Level
          (Line 60 - Line 61)                                                              (64)   5,950,609.59
     (65) Spread Account Balance in Excess of Required Spread Balance                      (65)     732,068.56
     (66) Total Excess Funds Available                                                     (66)   6,682,678.15
     (67) Pro Forma Class A Note Balance (Line 21 - Line 8)                                (67) 643,230,183.68
     (68) Required Pro Forma Class A Note Balance (88% x Line 9)                           (68) 646,158,457.93
     (69) Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)            (69)             --
     (70) Lesser of (Line 68) or (Line 69)                                                 (70)             --
                                                                                                --------------
     (71) Accelerated Principal Amount (Lesser of Line 66 or 70)                                                 (71)             --
                                                                                                                      --------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

VII. RECONCILIATION OF SPREAD ACCOUNT:                                  INITIAL DEPOSIT                                   TOTAL
                                                                        ---------------                               --------------
      (72) INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                 26,373,696.22                                 26,373,696.22
      (73) BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE
           ADDITIONS TO SPREAD ACCOUNT                                                                           (73)  22,760,197.81
                                                                                                                      --------------
      (74) Deposit from Collection Account (Line 61)                                       (74)             --
      (75) Investments Earnings                                                            (75)      23,422.09
      (76) Deposits Related to Subsequent Receivables Purchases                            (76)             --
                                                                                                --------------
      (77) Total Additions                                                                                       (77)      23,422.09
                                                                                                                      --------------
           SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
           AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                 (78)  22,783,619.90
                                                                                                                      --------------

      (79) 3% of the Ending Pool Balance (3% x Line 9)                                     (79)  22,028,129.25
      (80) Floor Amount (1.5% of Original Pool Balance)                  13,186,848.11     (80)             --
      (81) If a Spread Cap Event exists then 6% of the
           Ending Pool Balance                                                      --     (81)             --
      (82) If a Trigger Event exists then an unlimited amount as
           determined by the Controlling Party                                             (82)             --
                                                                                                --------------
      (83) Spread Account Requirement                                                                            (83)  22,028,129.25
                                                                                                                      --------------
      WITHDRAWALS FROM SPREAD ACCOUNT

      (84) Withdrawal pursuant to Section 5.1(b) (Transfer Investment
           Earnings to the Collection Account)                                             (84)      23,422.09
      (85) Withdrawal pursuant to Section 5.7 (Spread Account Draw Amount)                 (85)             --
      (86) Withdrawal pursuant to Section 5.7(b)(x) (Unpaid amounts owed to the Insurer)   (86)             --
      (87) Withdrawal pursuant to Section 5.7(b)(xiii) (Other unpaid amounts owed to
           the Insurer)                                                                    (87)             --
      (88) Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution Account -
           Class A Noteholders' Accelerated Principal Amount)                              (88)             --
      (89) Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution Account -
           Class B Noteholders' Principal)                                                 (89)     732,068.56
                                                                                               ---------------
      (90) Total Withdrawals                                                               (90)     755,490.65
                                                                                               ---------------
                                                                                                                 (91)     755,490.65
                                                                                                                      --------------
           END OF PERIOD SPREAD ACCOUNT BALANCE                                                                  (92)  22,028,129.25
                                                                                                                      --------------
VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

      (93) Aggregate Principal Balance                                                     (93) 734,270,974.92
      (94) End of Period Class A Note Balance                                              (94) 646,158,457.93
      (95) Line 93 less Line 94                                                            (95)  88,112,516.99
      (96) OC Level (Line 95/Line 93)                                                      (96)         12.00%
      (97) Ending Spread Balance as of a percentage of Aggregate Principal Balance
           (Line 92/Line 93)                                                               (97)          3.00%
                                                                                                --------------
      (98) OC Percentage (Line 96 + Line 97)                                                                     (98)         15.00%
                                                                                                                      --------------
IX.  AMOUNTS DUE TO CERTIFICATEHOLDER

      (99) Beginning of Period Class B Noteholder Balance                                                        (99)  40,227,335.19
     (100) Funds Available to the Class B Noteholder                                                            (100)   6,682,678.15
     (101) Remaining Balance to the Certificateholder                                                           (101)             --

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Traid's website at: www.triadfinancial.com

By:     (s)/Mike Wilhelms
Name:   Mike Wilhelms
Title:  Sr. VP & Chief Financial Officer
Date:   4-Apr-2003

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.



COLLECTION PERIOD BEGINNING:      03/01/2003
COLLECTION PERIOD ENDING:         03/31/2003
PREV. DISTRIBUTION/CLOSE DATE:    03/12/2003
DISTRIBUTION DATE:                04/14/2003
DAYS OF INTEREST FOR PERIOD:              33
DAYS IN COLLECTION PERIOD:                31
MONTHS SEASONED:                           8


Original Pool Balance                                           $879,123,207.32

Beginning of Period Pool Balance                                 758,673,260.34
Principal Reduction during preceding Collection Period            24,402,285.42
End of Period Pool Balance                                      $734,270,974.92




I.    COLLECTION PERIOD NOTE
      BALANCE CALCULATION:          CLASS A-1         CLASS A-2        CLASS A-3      CLASS A-4         CLASS B           TOTAL
      --------------------          ---------         ---------        ---------      ---------         -------           -----
  (1) Original Note Balance  (1) $202,000,000.00  $231,000,000.00  $187,000,000.00  $206,374,000.00  $52,749,207.32  $879,123,207.32
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------
  (2) Beginning of Period
      Note Balance           (2)   43,258,469.10   231,000,000.00   187,000,000.00   206,374,000.00   40,227,335.19   707,859,804.29

  (3) Note Principal
      Payments               (3)   21,474,011.17             0.00             0.00             0.00    6,682,678.15    28,156,689.32

  (4) Preliminary End of
      period Note Balance    (4)   21,784,457.93   231,000,000.00   187,000,000.00   206,374,000.00   33,544,657.04   679,703,114.97
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------
  (5) Policy Claim Amount    (5)            0.00             0.00             0.00             0.00            0.00             0.00

  (6) End of period Note
      Balance                (6)   21,784,457.93   231,000,000.00   187,000,000.00   206,374,000.00   33,544,657.04   679,703,114.97
                                 ===============  ===============  ===============  ===============  ==============  ===============
  (7) Note Pool Factors
      (6) / (1)              (7)     10.7843851%     100.0000000%     100.0000000%     100.0000000%     63.5927225%      77.3160246%
                                 ===============  ===============  ===============  ===============  ==============  ===============


II.   NOTE INTEREST DISTRIBUTION AND
      CARRYOVER AMOUNT                 CLASS A-1     CLASS A-2      CLASS A-3      CLASS A-4        CLASS B        TOTAL
      ----------------                 ---------     ---------      ---------      ---------        -------        -----
  (8) Note Interest Payments      (8)  68,328.30     383,075.00    408,283.33     557,209.80      268,182.23   1,685,078.67
  (9) Interest Carryover          (9)       0.00           0.00          0.00           0.00            0.00           0.00
      Amount

III.  DISTRIBUTION PER $1,000
      OF ORIGINAL BALANCE                     CLASS A-1     CLASS A-2   CLASS A-3    CLASS A-4      CLASS B       TOTAL
      -------------------                     ---------     ---------   ---------    ---------      -------      ------
  (10) Principal Distribution           (10)    106.31        0.00        0.00         0.00         126.69       232.99
  (11) Interest Distribution            (11)      1.58        1.66        2.18         2.70           6.67        14.79
                                                ------        ----        ----         ----         ------       ------
  (12) Total Distribution
       (10) + (11)                      (12)    107.89        1.66        2.18         2.70         133.35       247.78

IV.   SERVICING FEE PAID TO THE SERVICER

  (13) Base Servicing Fee Paid for the Prior Collection Period                                           $ 1,422,512.36
  (14) Supplemental Servicing Fee Paid for the Prior Collection Period                                       375,055.22
                                                                                                         --------------
  (15) Total Fees Paid to the Servicer                                                                   $ 1,797,567.58



V.    COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                             CUMULATIVE          MONTHLY
                                                                                             ----------          -------
  (16) Original Number of Receivables                                               (16)         57,520
  (17) Beginning of period number of Receivables                                    (17)         53,418           53,418
  (18) Number of Subsequent Receivables Purchased                                   (18)              0                0
  (19) Number of Receivables becoming Liquidated Receivables during period          (19)          1,800              479
  (20) Number of Receivables becoming Purchased Receivables during period           (20)              7                0
  (21) Number of Receivables paid off during period                                 (21)          3,350              576
  (22) End of period number of Receivables                                          (22)         52,363           52,363


VI.   STATISTICAL DATA: (CURRENT AND HISTORICAL)

                                                                         ORIGINAL      PREV. MONTH    CURRENT
                                                                         --------      -----------    -------
  (23) Weighted Average APR of the Receivables                  (23)      18.03%            18.02%       18.01%
  (24) Weighted Average Remaining Term of the Receivables       (24)        60.3              54.1         53.1
  (25) Weighted Average Original Term of Receivables            (25)        64.7              64.8         64.8
  (26) Average Receivable Balance                               (26)     $15,284        $   14,203      $14,023
  (27) Aggregate Realized Losses                                (27)     $     0        $3,677,704   $4,336,269

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS



VII.  DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

      Receivables with Scheduled Payment delinquent

                                                                              UNITS        DOLLARS      PERCENTAGE
                                                                              -----        -------      ----------
      (28) 31-60 days                                               (28)      3,467      $34,049,457       4.64%
      (29) 61-90 days                                               (29)        663        9,247,795       1.26%
      (30) over 90 days                                             (30)        630        9,004,011       1.23%
                                                                              -----      -----------       -----
      (31) Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                       (31)      4,760      $52,301,263       7.12%



VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

      (32) Total Net Liquidation Losses for the preceding Collection Period                  (32)      4,336,269.13
      (33) Beginning of Period Pool Balance                                                  (33)    758,673,260.34
      (34) Net Loss Rate                                                                     (34)             0.57%


IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

      (35) Aggregrate Principal Balance of Receivables extended
           during the preceding collection period                                             (35)      6,915,826.71
      (36) Beginning of Period Pool Balance                                                   (36)    758,673,260.34
      (37) Monthly Extension Rate                                                             (37)             0.91%


X.    PERFORMANCE TESTS:

      DELINQUENCY RATE
      (38) Receivables with Scheduled Payment delinquent > 60 days
           at end of preceding collection period ( 29 + 30 )                  (38)   $ 18,251,805.44
                                                                                     ---------------
      (39) End of period Principal Balance                                    (39)    734,270,974.92
                                                                                     ---------------
      (40) Delinquency Ratio (38) divided by (39)                                                          (40)   2.49%
                                                                                                                -------
      (41) Delinquency Rate Trigger Level for the Preceding
           Collection Period                                                                               (41)   7.75%
                                                                                                                -------
      (42) Preceding Collection Period Delinquency Rate Compliance                                         (42)    PASS
                                                                                                                -------

      ROLLING AVERAGE NET LOSS RATE
      (43) Net Loss Rate in Preceding Collection Period                       (43)             0.57%
                                                                                     ---------------
      (44) Net Loss Rate in Second Preceding Collection Period                (44)             0.47%
                                                                                     ---------------
      (45) Net Loss Rate in Third Preceding Collection Period                 (45)             0.44%
                                                                                     ---------------

      (46) Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                            (46)   0.49%
                                                                                                                -------
      (47) Rolling Average Net Loss Rate Trigger Level for
           the Preceding Collection Period                                                                 (47)  14.00%
                                                                                                                -------
      (48) Preceding Collection Period Rolling Average Net
           Loss Rate Compliance                                                                            (48)   PASS
                                                                                                                -------

      AVERAGE MONTHLY EXTENSION RATE
      (49) Principal Balance of Receivables extended during
           preceding Collection Period                                       (49)             0.91%
                                                                                     ---------------
      (50) Principal Balance of Receivables extended during
           the Second Preceding Collection Period                            (50)             0.75%
                                                                                     ---------------
      (51) Principal Balance of Receivables extended during
           the Third Preceding Collection Period                             (51)             0.98%
                                                                                     ---------------

      (52) Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                           (52)   0.88%
                                                                                                                -------
      (53) Average Monthly Extension Rate Compliance
           (Extension Rate Maximum = 4%)                                                                    (53)  PASS
                                                                                                                -------




For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Traid's website at: www.triadfinancial.com



By:            (S)/Mike Wilhelms
Name:          Mike Wilhelms
Title:         Sr. VP & Chief Financial Officer
Date:          4-Apr-2003


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